Exhibit 99.2

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING: February 1, 2010	Period ending February 28, 2010

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM

Date of Petition: November 10, 2008

	CURRENT MONTH	CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD	781,775.71	73,533.31
2. RECEIPTS:
A. Cash Sales	20,000.00	322,816.21
B. Accounts Receivable	208,091.35	5,496,255.96
C. Other Receipts (See MOR-3)	5,803.25	1,791,178.89
D. Transfers between Biovest accounts	—	140,530.26
E. Transfers from Parent company (Accentia)	—	45,000.00
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	233,894.60	7,795,781.32
4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (1+3)	1,015,670.41	7,869,314.63
5. DISBURSEMENTS
A. Advertising	—	49,182.64
B. Bank Charges	309.08	18,065.71
C. Contract Labor	2,790.00	83,032.71
D. Fixed Asset Payments (not incl in N)	—	3,135.29
E. Insurance	82,253.78	648,575.29
F. Inventory Payments (See Attach. 2)	155,506.28	1,180,472.08
G. Leases	—	957.97
H. Manufacturing Supplies	2,575.30	211,637.63
I. Office Supplies	6,185.91	27,111.52
J. Payroll – Net (see Attachment 4B)	141,158.44	2,162,989.34
K. Professional Fees (Accounting/Legal)	75,500.00	439,537.56
L. Rent	26,016.08	416,774.95
M. Repairs and Maintenance	1,781.52	26,351.53
N. Secured Creditor Payments (Attach. 2)	11,969.41	228,193.22
O. Taxes Paid – Payroll (Attach. 4C)	46,582.26	592,066.68
P. Taxes Paid – Sales and Use (Attach. 4C)	1,666.43	4,120.98
Q. Taxes Paid – Other (Attach. 4C)	9,075.00	22,938.79
R. Telephone	1,868.17	29,713.80
S. Travel and Entertainment	4,558.34	108,616.33
Y. U.S. Trustee Quarterly Fees	—	37,375.00
U. Utilities	13,730.93	131,907.61
V. Vehicle Expenses	—	1,800.00
W. Other Operating Expenses (See MOR-3)	20,317.78	717,925.71
X. Express Mail/Shipping fees	2,970.43	49,129.77
Y. Transfer to subsidiary companies	33,992.00	113,308.99
Z. Transfer between Biovest accounts	—	164,530.26
AA. Transfers to Parent Company (Accentia)	—	25,000.00
TOTAL DISBURSEMENTS (Sum of 5A thru AA)	640,807.14	7,494,451.36
ENDING BALANCE (Line 4 Minus Line 6)	374,863.27	374,863.27

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 23rd day of March, 2010	/s/ Alan M. Pearce
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-1

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Transfer of funds from 100% owned subsidiary company	—	633.26
Transfers between Biovest bank accounts	—	125,000.00
Employee reimbursements to company	—	4,378.67
Proceeds from DIP loan (Corps Real, LLC)	—	1,390,000.00
Payment on Note receivable from Excorp	—	52,264.70
Vendor Refund of overpayment	5,803.25	10,135.09
Customer Deposits	—	173,343.97
Refund of prepaid interest paid to unsecured creditor	—	34,919.20
State Income Tax Refund	—	504.00
TOTAL OTHER RECEIPTS	5,803.25	1,791,178.89

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
1,390,000.00	DIP Loan from Corps Real, LLC (this entity owned by BOD members)	To fund on-going operations

Partial interest due monthly, all principal and residual accrued interest due earlier of:

1-December 31, 2010 or;

2- Emergence of company from Chapter 11 or;

3- Conversion of company’s Chapter 11 status to Chapter 7 or;

4- Effective date of company’s plan for re-organization

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
Shipping/Postage costs for customer orders	—	616.78
Transfers between Biovest bank accounts	—	80,000.00
RR Donnelly Fees to edgarize SEC reports	1,100.00	11,400.00
Loan to 100% owned subsidiary (AutovaxID, Inc.)	—	2,700.00
Deposited Item returned (transfer between accts)	—	45,000.00
Consulting Fees – FDA submission/BiovaxID	8,690.75	314,799.86
Consulting Fees – grant opportunities	—	129,686.69
Business Wire – public press release	—	1,976.00
Cell Line License Agreement – Stanford Univ.	10,000.00	20,000.00
Clinical Research Organization professional fees	—	67,663.83
Transfer Agent Fees	527.03	9,800.73
Architect Fees – Build-out Manufacturing Facility	—	11,854.75
Settlement Agreement – Alexandria Realty	—	14,000.00
Software	—	5,228.48
Other	—	3,198.59
TOTAL OTHER DISBURSEMENTS	20,317.78	717,925.71

MOR-2

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM

Reporting Period beginning February 1, 2010	Period ending February 28, 2010

ACCOUNTS RECEIVABLE AT PETITION DATE: $264,399.44

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance(a)	302,577.52
PLUS: Current Month New Billings	429,633.22
MINUS: Collection During the Month(b)	(208,091.35)
PLUS/MINUS: Adjustments or Write-offs*	—
End of Month Balance(c)	524,119.39

*	For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total(c)
$357,052.25	$163,962.24	$2,200.00	$904.90	$524,119.39

For any receivables in the “Over 90 Days” category, please provide the following:

Receivable Customer	Receivable Date	Status (Collection efforts taken, estimate of collectability, write-off, disputed account, etc.)
Clonex Development	12/18/08	$904.90 – No response to payment requests. Likely future write-off

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)	These two amounts must equal.

MOR-3

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Date Outstanding	Vendor	Description	Amount
02/18/10	03/18/10	Advanced Workplace Strategies	Pre-employment Testing Services	56.00
11/15/09	03/15/10	American Defense Int’l	Consulting Fees	15,000.00
10/01/09	11/01/09	American Stock Transfer	Transfer Agent Fees	750.00
02/11/10	03/11/10	Ameripride Linen	Inventory/Manufacturing Supplies	177.54
02/27/10	03/15/10	Amy McCord	Employee Travel reimbursement	476.80
02/28/10	03/28/10	Applicant Insight	Employee Recruiting Fees	96.00
02/01/10	03/15/10	Atlas Biologicals, Inc	Inventory/Manufacturing Supplies	3,020.00
02/24/10	03/24/10	Barnant Company	Inventory/Manufacturing Supplies	430.82
02/16/10	03/16/10	Bellco Glass, Inc	Inventory/Manufacturing Supplies	62.61
02/11/10	03/11/10	BenefitElect of AL	Employee Benefits	430.00
02/17/10	03/19/10	Bionique	Inventory/Manufacturing Supplies	285.00
09/30/09	01/31/10	CanReg, Inc.	Consulting Fees	7,085.67
02/02/10	03/15/10	Cigna Healthcare	Employee Benefits	3,018.49
02/22/10	03/22/10	CT Corporation	Statutory Representation	125.00
02/05/10	03/05/	Digiflow	Inventory/Manufacturing Supplies	203.25
02/24/10	03/15/10	Doug Calder	Employee Travel reimbursement	517.40
02/14/10	03/14/10	Dynamex	Inventory/Manufacturing Supplies	69.50
06/05/09	09/05/09	Ellenoff Grossman	Legal Fees	2,930.50
08/31/09	11/30/09	Fisher BioServices	Biologics Storage	22,810.40
02/09/10	03/09/10	G & K Services	Inventory/Manufacturing Supplies	41.02
02/18/10	03/18/10	GMP Labeling	Inventory/Manufacturing Supplies	206.68
05/05/09	07/30/09	Hagen, Christenson	Architect Fees	6,670.54
02/19/09	10/31/09	IDIS (balance is disputed)	Distribution Agent Fees	80,000.00
12/31/09	01/31/10	Iron Mountain	Document Storage	318.14
02/04/10	03/15/10	Joseph Gangemi	Consulting Fees	12,389.81
02/23/10	03/10/10	Lab Support	Temporary Staffing Fees	558.00
03/25/09	06/30/09	Lahive and Cockfield	Legal Fees	11,262.90
02/23/10	03/15/10	Mark Hirschel	Employee Travel Reimbursement	1,381.60
01/28/10	03/15/10	McMaster Carr	Inventory/Manufacturing Supplies	136.58
02/10/10	03/10/10	Medical Disposal Systems	Inventory/Manufacturing Supplies	385.78
02/26/10	03/15/10	Mihaela Popa-McKiver	Employee Travel Reimbursement	547.20
02/17/10	03/17/10	Minnesota Shredding	Office Supplies	31.50
12/31/09	01/31/10	Oxygen Service Co.	Inventory/Manufacturing Supplies	77.70
12/01/09	01/01/10	Rocke, McLean & Sbar	Legal Fees	693.00
01/30/10	03/15/10	Saliwanchik	Legal Fees	11,257.00
02/02/10	03/02/10	Seton	Inventory/Manufacturing Supplies	69.55
05/26/09	10/31/09	Seyfarth, Shaw, LLP	Professional Fees	17,331.00
12/15/09	01/15/10	Siegel, Brill & Foster	Legal Fees	886.32
01/12/10	02/12/10	Smith Engineering	Raw Materials	37.00
03/01/10	01/01/11	Stanford University	Royalty Payment	90,000.00
01/19/10	02/15/10	The Hampton Group	Employee Placement services	24,000.00
				315,826.30

☐ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

MOR-4

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance(a)	314,134.90
PLUS: New Indebtedness Incurred This Month	296,658.43
MINUS: Amount Paid on Post Petition, Accounts Payable This Month	(294,967.03)
PLUS/MINUS: Adjustments*	—
Ending Month Balance(c)	315,826.30

*	For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
Corps Real, LLC	03/01/10	11,969.41	—	—

Total(d)		11,969.41	—	—

(a)	This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b,c)	The total of line (b) must equal line (c).
(d)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	568,709.68
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month(a)	515,161.82
PLUS: Inventory Purchased During Month	155,506.28
MINUS: Inventory Used or Sold	(128,815.94)
PLUS/MINUS: Adjustments or Write-downs*	—
Inventory on Hand at End of Month	541,852.16

METHOD OF COSTING INVENTORY: First In First Out (FIFO) at standard cost

*	For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete		Total
40%	46%	14%	0%	=	100	%*

*	Aging Percentages must equal 100%.

☐	Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE(b): $160,000.00

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month(a) (b)	$53,135.29
MINUS: Depreciation Expense	(8,135.29)
PLUS: New Purchases	—
PLUS/MINUS: Adjustments or Write-downs*	—
Ending Monthly Balance	45,000.00

*	For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning February 1, 2010	Period ending February 28, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: Wells Fargo Bank, NA	BRANCH: Minneapolis, MN

ACCOUNT NAME: Biovest International, Inc.	ACCOUNT NUMBER: xxxxxxxx0093

PURPOSE OF ACCOUNT: OPERATING/Merchant Banking

Ending Balance per Bank Statement	$16,174.63
Plus Total Amount of Outstanding Deposits	$—
Minus Total Amount of Outstanding Checks and other debits*	$—
Minus Service Charges	$—
Ending Balance per Check Register**(a)	$16,174.63

*	Debit cards are used by None
**	If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
02/10/10	144.10	Wells Fargo Bank	Merchant Banking Fees	Bank fees automatically deducted from account
02/10/10	62.86	Wells Fargo Bank	Merchant Banking Fees	Bank fees automatically deducted from account
02/10/10	10.69	Wells Fargo Bank	Merchant Banking Fees	Bank fees automatically deducted from account
02/22/10	51.31	Wells Fargo Bank	Monthly Service Fee	Bank fees automatically deducted from account

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$ Transferred to Wachovia Account
$ Transferred to Tax Account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount ported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning February 1, 2010	Period ending February 28, 2010

NAME OF BANK: Wells Fargo Bank, NA	BRANCH: Minneapolis, MN

ACCOUNT NAME: Biovest International, Inc.	ACCOUNT NUMBER: xxxxxxxx0093

PURPOSE OF ACCOUNT: OPERATING/Merchant Banking

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included. **

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
none

			TOTAL	$

MOR-8

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY – Operating and Payroll Account

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning February 1, 2010	Period ending February 28, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK: Wachovia Bank, NA	BRANCH: Jacksonville Beach, FL

ACCOUNT NAME: Biovest Wachovia Operating	ACCOUNT NUMBER: xxxxxxxxx1452

PURPOSE OF ACCOUNT:            OPERATING AND PAYROLL

Ending Balance per Bank Statement	407,281.40
Plus Total Amount of Outstanding Deposits	—
Minus Total Amount of Outstanding Checks and other debits*	(48,592.76)
Minus Service Charges	—
Ending Balance per Check Register**(a)	358,688.64

*	If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash: (☐ Check here if cash disbursements were authorized by United States Trustee) SEE SEPARATE REGISTER

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5B

CHECK REGISTER – Operating & PAYROLL ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning February 1, 2010	Period ending February 28, 2010

NAME OF BANK: Wachovia Bank, NA	BRANCH: Jacksonville Beach, FL

ACCOUNT NAME: Biovest Wachovia Operating	ACCOUNT NUMBER: xxxxxxxxxx1452

PURPOSE OF ACCOUNT:            OPERATING AND PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included. SEE SEPARATE REGISTER

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL	$

SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$46,582.26
Sales & Use Taxes Paid (b)	1,666.43
Other Taxes Paid (c)	9,075.00
TOTAL (d)	$57,323.69

MOR-10

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
N/A

			TOTAL(a)	$

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash in Drawer/Acct.	(Column 3) Amount of Petty Cash On Hand At End of Month	(Column 4) Difference between (Column 2) and (Column 3)
N/A

		TOTAL(b)	$

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a+ b) $            (c)

(c)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning February 1, 2010	Period ending February 28, 2010

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date of Last Tax Return Filed	Tax Return Period
City of Worcester, MA	02/02/09	Personal Property Tax	2,676.51	June 2008	7/1/08-6/30/09
City of Worcester, MA	05/01/09	Personal Property Tax	2,656.51	June 2008	7/1/08-6/30/09

		TOTAL	$5,333.02

MOR-12

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
Alan M. Pearce	CFO	Salary	10,000.00
Samuel S. Duffey	General Counsel/President	Salary	13,461.54

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	25	1
Number hired during the period	2	0
Number terminated or resigned during period	0	0
Number of employees on payroll at end of period	27	1

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers’ compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
Daniel and Henry Company/Chubb	(314) 421-1525	3586-11-88	Property, General Liab	03/31/10	End of each calendar qrtr
Daniel and Henry Company	(314) 421-1525	7499-40-31	Auto	03/31/10	End of each calendar qrtr
Daniel and Henry Company/MN Assigned Risk Plan	(314) 421-1525	MNAR-0000019107-1	Worker’s Comp-MN	03/31/10	End of each calendar qrtr
Daniel and Henry Company/Traveler’s Indemnity Co.	(314) 421-1525	4605N332	Worker’s Comp-FL	03/31/10	04/15/09
Daniel and Henry Company/Chubb	(314) 421-1525	3586-11-89	Product Liability	03/31/10	End of each calendar qrtr
Daniel and Henry Company	(314) 421-1525	FID3754062 02	Comprehensive Crime	12/31/09	03/31/09
Daniel and Henry Company	(314) 421-1525	94-555-73-36	Employment Practices Liability	10/28/09	End of each month
Daniel and Henry Company	(314) 421-1525	1853099	Directors and Officers	10/28/09	End of each month
See ALSO Accentia Biopharmaceuticals, Inc. Confirmation of Insurance

The following lapse in insurance coverage occurred this month: N/A

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

☐ Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-13

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before

MOR-14